Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 – Income Taxes

The Company’s income tax provisions for the three months ended March 31, 2022 and 2021 reflect the Company’s estimates of the effective rates expected to be applicable for the respective full years, adjusted for any discrete events, which are recorded in the period that they occur. These estimates are reevaluated each quarter based on the Company’s estimated tax expense for the full year. The estimated effective tax rate includes the impact of valuation allowances in various jurisdictions.

Note 11 – Income Taxes

The provision for income taxes consisted of the following:

	December 31,	December 31,
	2021	2020
State franchise tax	$1,075	$3,304

The Company’s effective income tax rate differs from the federal statutory rate primarily as a result of certain expenses being deductible for financial reporting purposes that are not deductible for tax purposes, the existence of research and development tax credits, operating loss carryforwards, and adjustments to previously recorded deferred tax assets and liabilities due to the enactment of the Tax Cuts and Jobs Act in 2017.

The difference in the provision for income taxes and the amount computed by applying the statutory federal income tax rates consists of the following:

	December 31,	December 31,
	2021	2020
Expected income tax benefit	$(2,034,215)	$(1,200,467)
State franchise tax	1,075	3,304
Non-deductible stock-based compensation	252,205	474,428
Non-deductible stock-based interest	41,856	94,853
Increase in deferred income tax assets valuation allowance	1,740,154	631,186
Provision for income taxes	$1,075	$3,304

Principal components of the Company’s deferred tax assets as of December 31, 2021 and December 31, 2020 were as follows:

	December 31,	December 31,
	2021	2020
Net operating loss carryfoward	$(3,671,509)	$(1,931,355)
Valuation allowance	3,671,509	1,931,335
Net	$0	$0

At December 31, 2021, the Company had net operating loss carryforwards of approximately $17,483,000 that begin to expire in 2025.

The Company files a federal income tax return and separate income tax returns in various states. For federal and certain states, the 2018 through 2021 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations.

The Company assesses available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant component of objective negative evidence identified during management’s evaluation was the cumulative loss incurred over the three-year period ended December 31, 2021. Such objective evidence limits the ability to consider other subjective evidence, such as our forecasts of future taxable income and tax planning strategies. On the basis of this evaluation as of December 31, 2021, the Company recognized a full valuation allowance against its net deferred tax assets, pursuant to ASC 740, as of December 31, 2021. Based on the Company’s evaluation, it was determined that no uncertain tax positions existed as of December 31, 2021 or December 31, 2020.